UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2009

E*TRADE Financial Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

135 East 57th Street, New York, New York 10022

(Address of Principal Executive Offices and Zip Code)

(646) 521-4300

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On May 8, 2009, E*TRADE Financial Corporation (the “Company”) entered into a Distribution Agreement (the “Agreement”) with J.P. Morgan Securities Inc. (“J.P. Morgan”). Pursuant to the terms of the Agreement, the Company may offer and sell shares of the Company’s common stock, par value $0.01 per share, from time to time through J.P. Morgan, as the Company’s distribution agent for the offer and sale of the shares, up to an aggregate sales price of $150,000,000 (the “Shares”). Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on the NASDAQ Global Select Market at market prices or as otherwise agreed with J.P. Morgan. The Company may also agree to sell shares to J.P. Morgan, as principal, for its own account, on terms agreed to by the Company and J.P. Morgan.

The Shares will be issued pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-158636), which became effective upon filing with the Securities and Exchange Commission on April 17, 2009.

J.P. Morgan and its affiliates have provided, and may in the future provide, investment banking, commercial banking and other financial services for us in the ordinary course of business, for which they have received and will receive customary compensation. J.P. Morgan and its affiliates also have counterparty trading relationships with us.

The Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Agreement, see the disclosure under the caption “Plan of Distribution” contained in the Company’s Prospectus Supplement dated May 8, 2009 to the Prospectus dated April 17, 2009, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference. The Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

In addition, we hereby incorporate by reference the section entitled “Risk Factors” from page S-6 through page S-18 of the Prospectus Supplement dated May 8, 2009 into this Current Report.

A copy of the opinion of Davis Polk & Wardwell, relating to the legality of the Shares, is filed as Exhibit 5.1 to this Current Report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Section 9 - Financial Statement and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Distribution Agreement, dated as of May 8, 2009, between E*TRADE Financial Corporation and J.P. Morgan Securities Inc.

5.1	Opinion of Davis Polk & Wardwell

23.1	Consent of Davis Polk & Wardwell (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Date: May 8, 2009	By:	/s/ Bruce Nolop
	Name:	Bruce P. Nolop
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Distribution Agreement, dated as of May 8, 2009, between E*TRADE Financial Corporation and J.P. Morgan Securities Inc.

5.1	Opinion of Davis Polk & Wardwell

23.1	Consent of Davis Polk & Wardwell (contained in Exhibit 5.1)